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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    Form 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934

Date of Report (date of earliest event reported)         January 13, 2000
                                                -------------------------------




                                  BESTWAY, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                    0-8569                    81-0332743
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(State of other jurisdiction        (Commission File Number)        (IRS Employer
of incorporation)                                                   Identification
                                                                    Number
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7800 N. Stemmons, Suite 320, Dallas, Texas                          75247
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(Address of principal executive offices)                          (Zip code)



        Registrant's telephone number, including area code (214)630-6655
                                                           -------------

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ITEM 5. OTHER EVENTS

         Pursuant to the Fifth Amendment to First Amended and Restated Revolving
Credit Loan Agreement, by and among the Company, Comerica Bank-Texas, the
Company's senior secured lender, and certain subsidiaries of the Company, on December 28, 1999, the Company, among other things, increased the maximum amount of revolving credit under such loan agreement from $9,000,000 to $17,500,000 and extended the termination date of such agreement from November 30, 1999 to February 28, 2002.

         On December 23, 1999, the Company amended its subordinated note payable to O'Donnell & Masur, L.P. dated August 18,1999. In the amendment, the Company extended the maturity date from August 19, 2001 to February 28, 2002.

ITEM 7. EXHIBITS

         (c)      Exhibits

                  28.1     Fifth Amendment to First Amended and Restated
                           Revolving Credit Loan Agreement
                           Filed herewith as "Exhibit 28.1"

                  28.2     Sixth Amended and Restated Revolving Credit Note
                           Filed herewith as "Exhibit 28.2"

                  28.3     Extension Agreement dated December 23, 1999
                           Filed herewith as "Exhibit 28.3"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   BESTWAY, INC.




                                                   By: /s/ Beth A. Durrett
                                                       -------------------------
                                                       Beth A. Durrett
                                                       Chief Financial Officer


Date:    January 13, 2000


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                               INDEX TO EXHIBITS

 Exhibit
   No.     Description
 -------   -----------
  28.1     Fifth Amendment to First Amended and Restated Revolving Credit Loan
           Agreement Filed herewith as "Exhibit 28.1"

  28.2     Sixth Amended and Restated Revolving Credit Note Filed herewith as
           "Exhibit 28.2"

  28.3     Extension Agreement dated December 23, 1999 Filed herewith as
           "Exhibit 28.3"

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